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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: March 13, 2002
                        (Date of earliest event reported)


                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)

            Virginia                           001-08489                54-1229715
  (State or other jurisdiction                (Commission            (I.R.S. Employer
of incorporation or organization)             File Number)           Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On March 13, 2002, Dominion Resources, Inc. (the Company) entered into a purchase agreement (the Purchase Agreement) with Salomon Smith Barney Inc. in connection with the issuance of 6,000,000 Upper DECS Equity Income Securities (Equity Income Securities) consisting of Corporate Units where each Corporate Unit consists of a stock purchase contract and the Company's 2002 Series A 5.75% Senior Note due May 15, 2008 (Senior Notes). The Equity Income Securities are a portion of the $2.0 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 pursuant to the Securities Act of 1933, as amended, which registration statement was declared effective on March 2, 2001 (File No. 333-55904). A copy of the Purchase Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

     The designation of, and the terms and conditions applicable to the Senior Notes, which are a component of the Equity Income Securities, were established as set forth in the Tenth Supplemental Indenture to the Company's Senior Indenture dated as of June 1, 2000, as supplemented, and have been approved by the Board of Directors of the Company. A copy of the form of Tenth Supplemental Indenture including exhibits thereto, is filed as Exhibit 4.2 to this Form 8-K.

     The rights of the holders of the Purchase Contracts are governed by the Purchase Contract Agreement between the Company and JPMorgan Chase Bank, as Purchase Contract Agent. A copy of the form of Purchase Contract Agreement including exhibits thereto, is filed as Exhibit 4.3 and a form of the Certificate evidencing Corporate Units and a form of the Certificate evidencing Treasury Units are Exhibits A and B, respectively, to the Purchase Contract Agreement.

     The beneficial owners' obligations under the Purchase Contracts are secured by a Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent. A copy of the form of Pledge Agreement including exhibits thereto is filed as Exhibit 4.4 to this Form 8-K.

     The Senior Notes will be remarketed initially on February 15, 2006 by Salomon Smith Barney Inc. The terms and conditions applicable to the remarketing of the Senior Notes are governed by a Remarketing Agreement. A copy of the form of Remarketing Agreement including exhibits thereto is filed as Exhibit 4.5 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Purchase Agreement, dated March 13, 2002, between the Company and Salomon Smith Barney Inc. (filed herewith).




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4.1  Form of Senior Indenture, dated as of June 1, 2000, between the Company and
     JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as
     Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Tenth Supplemental Indenture to the Senior Indenture pursuant to which the Senior Notes will be issued. The form of the Senior Notes is included as Exhibit A to the form of Tenth Supplemental Indenture (filed herewith).

4.3 Form of Purchase Contract Agreement between the Company and JPMorgan Chase Bank, as Purchase Contract Agent, pursuant to which the Purchase Contracts will be issued. The forms of Certificate evidencing Corporate Units and Certificate evidencing Treasury Units are filed as Exhibits A and B, respectively, to the form of Purchase Contract Agreement (filed herewith).

4.4 Form of Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent (filed herewith).

4.5 Form of Remarketing Agreement, between the Company and Salomon Smith Barney Inc. (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 DOMINION RESOURCES, INC.
                                                 Registrant


                                                 /s/ James P. Carney
                                                 Name: James P. Carney
                                                 Title: Assistant Treasurer

Date: March 18, 2002




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                                INDEX TO EXHIBITS

1 Purchase Agreement, dated March 13, 2002 between the Company and Salomon Smith Barney Inc. (filed herewith).

4.1 Form of Senior Indenture, dated as of June 1, 2000, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 Form of Tenth Supplemental Indenture to the Senior Indenture pursuant to which the Senior Notes will be issued. The form of note for the Senior Notes is included as Exhibit A to the form of Tenth Supplemental Indenture (filed herewith).

4.3 Form of Purchase Contract Agreement between the Company and JPMorgan Chase Bank, as Purchase Contract Agent, pursuant to which the Purchase Contracts will be issued. The forms of Certificate evidencing Corporate Units and Certificate evidencing Treasury Units are filed as Exhibits A and B respectively to the form of Purchase Contract Agreement (filed herewith).

4.4 Form of Pledge Agreement between the Company, Bank One Trust Company, N.A., as Collateral Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent (filed herewith).

4.5 Form of Remarketing Agreement, between the Company and Salomon Smith Barney Inc. (filed herewith).

8    Tax opinion of McGuireWoods LLP (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23   Consent of McGuireWoods LLP is included in the tax opinion filed as Exhibit
     8.